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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                               FOURTH AMENDMENT TO
           SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

      THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment"), dated as of June [__], 2004, is entered into, by and among LENNOX INDUSTRIES INC., an Iowa corporation, ("Lennox" or the "Master Servicer"), LPAC CORP., a Delaware corporation ("LPAC" or the "Company"), LIBERTY STREET FUNDING CORP. ("Liberty Street"), the investors named in the Purchase Agreement (defined below), THE BANK OF NOVA SCOTIA ("Scotiabank") YC SUSI TRUST ("Yorktown"), BANK OF AMERICA, N.A. (the "Yorktown Agent") and THE YORKTOWN INVESTORS. Capitalized terms used and not otherwise defined herein are used as defined in the Purchase Agreement (as defined below).

      WHEREAS, LPAC, Lennox, Liberty Street, the investors named therein, Scotiabank, Yorktown, the Yorktown Agent, and the Yorktown Investors are party to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of June 16, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Purchase Agreement); and

      WHEREAS, the parties hereto desire to amend the Purchase Agreement as set forth herein.

      NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

      SECTION 1. AMENDMENTS TO PURCHASE AGREEMENT.

      (a) Section 10.2 (c) of the Purchase Agreement is hereby deleted and replaced with the following:

            "(c) Additional Remedies. Upon the occurrence of the Termination Date, no Purchases or Reinvestments thereafter will be made, and each of the Agents and the Purchasers shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative."

      (b) Clause (i) of the definition of "Funding Termination Date" in Appendix A to the Purchase Agreement is hereby deleted and replaced with the following:

            "(i) December 23, 2004, or such later date as may, from time time, be agreed to in writing by the Agents;"

      (c) Schedule 6.1(o) is hereby deleted and replaced with Schedule 6.1(o) attached hereto.

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      SECTION 2. REPRESENTATIONS AND WARRANTIES.

      Each Seller Party hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in Article VI of the Receivables Purchase Agreement is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.

      SECTION 3. PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

      Except as specifically amended hereby, the Purchase Agreement shall remain in full force and effect. All references to the Purchase Agreement shall be deemed to mean the Purchase Agreement as modified hereby. This Amendment shall not constitute a novation of the Purchase Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Purchase Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

      SECTION 4. MISCELLANEOUS.

      (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

      (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

      (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  [remainder of page intentionally left blank]

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                                        2
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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           LPAC CORP.,
                                           as Seller

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           LENNOX INDUSTRIES INC.,
                                           as Master Servicer

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                        [additional signatures to follow]

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                                           LIBERTY STREET FUNDING CORP.,
                                           as a Purchaser

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           THE BANK OF NOVA SCOTIA,
                                           as Liberty Street Purchaser Agent and
                                           Liberty Street Investor

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                        [additional signatures to follow]

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                                                YC SUSI TRUST,
                                                as the Yorktown Purchaser

                                                By: Bank of America, N.A., as
                                                    Administrative Trustee

                                                By:_____________________________
                                                Name:
                                                Title:

                                                BANK OF AMERICA, N.A.,
                                                as the Yorktown Investor

                                                By:_____________________________
                                                Name:
                                                Title:

                                                BANK OF AMERICA, N.A.,
                                                as the Yorktown Purchaser Agent

                                                By:_____________________________
                                                Name:
                                                Title:

                               [end of signatures]

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                                 SCHEDULE 6.1(o)

                              LIST OF LOCKBOX BANKS
                      MAIN OFFICE ADDRESS & ACCOUNT NUMBER

                             LIST OF LOCKBOX BANKS,
                JURISDICTION OF ORGANIZATION, MAIN OFFICE ADDRESS
                                & ACCOUNT NUMBER

Chase Bank of Texas, N.A.
P.O. Box 660197
Dallas, TX 75266-0197
Lennox Industries Inc.
Lockbox Account No. 07300186205
Jurisdiction of Organization:

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675
Lennox Industries Inc.
Lockbox Account No. 30996733
Jurisdiction of Organization:

Wachovia Bank, National Association
191 Peachtree Street, N.E.
Atlanta, GA 30303
Heatcraft - Stone Mountain, Danville, Tifton
Lockbox Account No. 1868075223
Jurisdiction of Organization:

Wachovia Bank, National Association
191 Peachtree Street, N.E.
Atlanta, GA 30303
Heatcraft - Grenada Lockbox Account No. 1868019492
Jurisdiction of Organization:

Compass Bank
8080 N. Central Expressway
Suite 310
Dallas, TX 75206
Account No. 16668761

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